UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

SILICON STORAGE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California	000-26944	77-0225590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1171 Sonora Court Sunnyvale, California		94086
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 735-9110

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 16, 2007, Silicon Storage Technology, Inc., or SST, announced that it had received a NASDAQ Staff Determination letter dated August 13, 2007 indicating that SST is not in compliance with the filing requirements for continued listing as set forth in Marketplace Rule 4310(c)(14) because SST has not filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.  On April 26, 2007, SST attended a hearing before a NASDAQ Listing Qualifications Panel, or the Panel, in connection with the delay in the filing of SST’s Annual Report on Form 10-K for the year ended December 31, 2006.  The filing of SST’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 has also been delayed and SST has subsequently provided the Panel with additional information to consider in rendering its decision.  Pending a decision by the Panel, SST’s shares will remain listed on the NASDAQ Global Market.

As previously announced, the chairman of the audit committee of the board of directors is conducting a review of the company’s historical stock option practices and related accounting matters covering the time from SST’s initial public offering in 1995 through the current fiscal year.  The chairman of the audit committee is conducting this review with the assistance of independent outside counsel and outside accounting experts.  As also previously announced, the chairman of the audit committee has preliminarily determined that SST’s previously-issued financial statements for the fiscal years 1997 through 2005 and for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 will need to be restated to correct errors related to accounting for stock-based compensation expense.  At this time the chairman has not completed the forensic review of the option grants and the financial impact of using incorrect measurement dates has not been finalized.

The stock-based compensation charges incurred will have the effect of decreasing reported net income or increasing reported loss from operations and decreasing the reported retained earnings figures contained in SST’s historical financial statements for the periods noted above. SST does not expect that the anticipated restatements will have any impact on its historical revenues or cash position for any period.

SST intends to file its restated financial statements and its delinquent Annual Report for the year ended December 31, 2006 and delinquent Quarterly Reports for the quarters ended March 31, 2007 and June 30, 2007 as soon as practicable.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 99.1    Press Release, dated August 16, 2007, entitled “SST Announces Receipt of NASDAQ Notice.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated  August 17, 2007

SILICON STORAGE TECHNOLOGY, INC.

By:	/s/ James B. Boyd
James B. Boyd
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 16, 2007, entitled “SST Announces Receipt of NASDAQ Notice.”